UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2001
                                                --------------------------------

                             CARTER HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

        Massachusetts                   333-51447                13-3912933
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

 1590 Adamson Parkway, Suite 400, Morrow, Georgia                   30260
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (770) 961-8722
                                                  ------------------------------

                                 Not applicable
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         (Former name and former address, if changed since last report.)

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Item 5. Other Events

      On July 27, 2001, The William Carter Company (the "Company") announced that it intends to raise approximately $175 million gross proceeds through an offering of Senior Subordinated Notes due 2011. A copy of the Company's press release with respect to the offering is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

              Exhibit No      Description
              ----------      -----------

              99.1            Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2001                          CARTER HOLDINGS, INC.
                                             Registrant


                                             By:    /s/  David A. Brown
                                                    ----------------------------
                                             Name:  David A. Brown
                                             Title: Executive Vice President

                                  EXHIBIT INDEX

Exhibit No      Description

99.1            Press Release